Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenue:
Total revenue	$ 791	$ 4,383
Operating expenses:
Research and development	5,007	10,210
General and administrative	4,274	4,485
Restructuring and asset impairment	39	48
Total operating expenses	9,320	14,743
Loss from operations	(8,529)	(10,360)
Interest income	14	20
Interest expense	(798)	(318)
Other income, net	4	844
Gain from extinguishment of debt, net		4,435
Net loss	$ (9,309)	$ (5,379)
Basic and diluted net loss per common share	$ (0.05)	$ (0.04)
Shares used in computing basic and diluted net loss per common share	183,419	128,660